UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2021

SVB Financial Group

(Exact Name of Registrant as Specified In Its Charter)

Delaware	001-39154	91-1962278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3003 Tasman Drive

Santa Clara, California 95054-1191

(Address of principal executive offices) (Zip Code)

(408) 654-7400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SIVB	The Nasdaq Stock Market LLC
Depositary Shares, each representing a 1/40th interest in a share of 5.250% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A	SIVBP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 22, 2021, the Registrant entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC and BofA Securities, Inc., as representatives of the several underwriters listed therein (the “Underwriters”), relating to the public offering of 2,000,000 shares of its common stock, par value $0.001 per share (the “Shares”), and up to an additional 300,000 Shares pursuant to an option granted to the Underwriters to purchase additional Shares to cover over-allotments, if any. The description of the Underwriting Agreement set forth above is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference. This Current Report on Form 8-K is being filed for the purpose of filing Exhibit 1.1 as an exhibit to the Registrant’s registration statement on Form S-3 (File No. 333-234713) (the “Registration Statement”) and such exhibit is hereby incorporated by reference into the Registration Statement.

A copy of the opinion of Sullivan & Cromwell LLP, counsel for the Registrant, relating to the legality of the issuance and sale of the Shares is attached as Exhibit 5.1 to this Current Report on Form 8-K. Exhibits 5.1 and 23.1 of this Current Report on Form 8-K are hereby incorporated by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated March 22, 2021, by and among SVB Financial Group and Goldman Sachs & Co LLC and BofA Securities, Inc., as representatives of the several underwriters listed on Schedule 1 thereto

5.1	Opinion of Sullivan & Cromwell LLP

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SVB Financial Group (Registrant)

Date: March 25, 2021	By:	/s/ Daniel Beck
Name: Daniel Beck Title: Chief Financial Officer